UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 25, 2005

REGENT COMMUNICATIONS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-15392	31-1492857

(Commission File Number)	(IRS Employer Identification No.)

100 East RiverCenter Boulevard, 9th Floor, Covington, Kentucky	41011

(Address of Principal Executive Offices)	(Zip Code)

(859) 292-0030
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5	Corporate Governance and Management

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) Departure of Director

     On January 25, 2005, Hendrik J. Hartong, Jr. notified Regent Communications, Inc. (“Regent”) that he would be retiring from Regent’s Board of Directors effective as of the date of Regent’s 2005 Annual Meeting of stockholders expected to be held in May 2005 and thus, would not stand for re-election to the Board of Directors at such time.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Regent Communications, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	January 27, 2005	REGENT COMMUNICATIONS, INC.

By: /s/ ANTHONY A. VASCONCELLOS Anthony A. Vasconcellos, Senior Vice President and Chief Financial Officer

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